Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1

Attn:	Corporate Trust & Loan Agency/DBALT 2007-RAMP1
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N572145N
Date:	February 27, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1 dated as of February 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of February 27, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:

With respect to any Calculation Period (a) from March 25, 2007 through February 25, 2012, the notional amount set forth in the schedule on Schedule I attached hereto and (b) from March 25, 2012 through January 2020, the lesser of (x) the notional amount set forth in the schedule on Schedule I attached hereto and (y) the aggregate Certificate Principal Balance of the Certificates.

Trade Date:	February 13, 2007
Effective Date:	February 27, 2007
Termination Date:	January 25, 2020
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.4375%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing March 25 2007, and ending on January 25, 2020, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360

Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on January 25, 2020, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 /ABA 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N572145N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account #3970771416 FFC to: DBALT 2007-RAMP1 Swap Account #50986202

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

Chairman of the Supervisory Board: Clemens Börsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1

/s/ Cloris Eng Name: Cloris Eng Title: Assistant Vice President Date: February 27, 2007	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: February 27, 2007
/s/ Vivian Jackson Name: Vivian Jackson Title: Vice President Date: February 27, 2007

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Swap Notional Amount ($)	Strike Rate (% per annum)
February 27, 2007	March 25, 2007	196,551,177.37	5.4375
March 25, 2007	April 25, 2007	195,951,179.37	5.4375
April 25, 2007	May 25, 2007	195,602,402.85	5.4375
May 25, 2007	June 25, 2007	193,856,962.41	5.4375
June 25, 2007	July 25, 2007	191,876,520.88	5.4375
July 25, 2007	August 25, 2007	189,664,696.13	5.4375
August 25, 2007	September 25, 2007	187,225,985.72	5.4375
September 25, 2007	October 25, 2007	184,796,414.31	5.4375
October 25, 2007	November 25, 2007	182,397,742.40	5.4375
November 25, 2007	December 25, 2007	180,029,580.66	5.4375
December 25, 2007	January 25, 2008	177,691,544.67	5.4375
January 25, 2008	February 25, 2008	175,383,254.84	5.4375
February 25, 2008	March 25, 2008	173,104,336.32	5.4375
March 25, 2008	April 25, 2008	170,854,418.98	5.4375
April 25, 2008	May 25, 2008	168,633,137.32	5.4375
May 25, 2008	June 25, 2008	166,440,130.43	5.4375
June 25, 2008	July 25, 2008	164,275,041.93	5.4375
July 25, 2008	August 25, 2008	162,137,519.90	5.4375
August 25, 2008	September 25, 2008	160,027,216.85	5.4375
September 25, 2008	October 25, 2008	157,943,789.65	5.4375
October 25, 2008	November 25, 2008	155,886,899.45	5.4375
November 25, 2008	December 25, 2008	153,856,211.68	5.4375
December 25, 2008	January 25, 2009	151,851,395.96	5.4375
January 25, 2009	February 25, 2009	149,872,126.05	5.4375
February 25, 2009	March 25, 2009	147,918,079.80	5.4375
March 25, 2009	April 25, 2009	145,988,939.12	5.4375
April 25, 2009	May 25, 2009	144,084,389.89	5.4375
May 25, 2009	June 25, 2009	142,204,121.95	5.4375
June 25, 2009	July 25, 2009	140,347,829.01	5.4375
July 25, 2009	August 25, 2009	138,515,208.65	5.4375
August 25, 2009	September 25, 2009	136,705,962.24	5.4375
September 25, 2009	October 25, 2009	134,919,794.87	5.4375
October 25, 2009	November 25, 2009	133,156,415.38	5.4375
November 25, 2009	December 25, 2009	131,415,536.21	5.4375
December 25, 2009	January 25, 2010	129,696,873.45	5.4375
January 25, 2010	February 25, 2010	128,000,146.74	5.4375
February 25, 2010	March 25, 2010	126,325,079.24	5.4375
March 25, 2010	April 25, 2010	124,671,397.59	5.4375
April 25, 2010	May 25, 2010	123,038,831.84	5.4375
May 25, 2010	June 25, 2010	121,427,115.46	5.4375
June 25, 2010	July 25, 2010	119,835,985.24	5.4375
July 25, 2010	August 25, 2010	118,265,181.29	5.4375
August 25, 2010	September 25, 2010	116,714,446.98	5.4375
September 25, 2010	October 25, 2010	115,183,528.90	5.4375
October 25, 2010	November 25, 2010	113,672,176.82	5.4375
November 25, 2010	December 25, 2010	112,180,143.66	5.4375
December 25, 2010	January 25, 2011	110,707,185.43	5.4375
January 25, 2011	February 25, 2011	109,253,061.21	5.4375
February 25, 2011	March 25, 2011	107,817,533.11	5.4375
March 25, 2011	April 25, 2011	106,400,366.22	5.4375
April 25, 2011	May 25, 2011	105,001,328.59	5.4375
May 25, 2011	June 25, 2011	103,620,191.17	5.4375
June 25, 2011	July 25, 2011	102,256,727.79	5.4375
July 25, 2011	August 25, 2011	100,910,715.14	5.4375
August 25, 2011	September 25, 2011	99,581,932.68	5.4375
September 25, 2011	October 25, 2011	98,270,162.67	5.4375
October 25, 2011	November 25, 2011	96,975,190.08	5.4375
November 25, 2011	December 25, 2011	95,696,802.62	5.4375
December 25, 2011	January 25, 2012	94,434,790.61	5.4375
January 25, 2012	February 25, 2012	93,188,947.07	5.4375
February 25, 2012	March 25, 2012	91,959,067.56	5.4375
March 25, 2012	April 25, 2012	90,744,950.24	5.4375
April 25, 2012	May 25, 2012	89,546,395.81	5.4375
May 25, 2012	June 25, 2012	88,363,207.45	5.4375
June 25, 2012	July 25, 2012	87,195,190.84	5.4375
July 25, 2012	August 25, 2012	86,042,154.09	5.4375
August 25, 2012	September 25, 2012	84,903,907.72	5.4375
September 25, 2012	October 25, 2012	83,780,264.62	5.4375
October 25, 2012	November 25, 2012	82,671,040.06	5.4375
November 25, 2012	December 25, 2012	81,576,051.60	5.4375
December 25, 2012	January 25, 2013	80,495,119.11	5.4375
January 25, 2013	February 25, 2013	79,428,064.74	5.4375
February 25, 2013	March 25, 2013	78,374,712.83	5.4375
March 25, 2013	April 25, 2013	77,334,889.98	5.4375
April 25, 2013	May 25, 2013	76,308,424.92	5.4375
May 25, 2013	June 25, 2013	75,295,148.58	5.4375
June 25, 2013	July 25, 2013	74,294,893.98	5.4375
July 25, 2013	August 25, 2013	73,307,496.26	5.4375
August 25, 2013	September 25, 2013	72,332,792.62	5.4375
September 25, 2013	October 25, 2013	71,370,622.31	5.4375
October 25, 2013	November 25, 2013	70,420,826.61	5.4375
November 25, 2013	December 25, 2013	69,483,248.78	5.4375
December 25, 2013	January 25, 2014	68,557,734.06	5.4375
January 25, 2014	February 25, 2014	67,644,129.65	5.4375
February 25, 2014	March 25, 2014	66,742,284.64	5.4375
March 25, 2014	April 25, 2014	65,852,050.05	5.4375
April 25, 2014	May 25, 2014	64,973,278.74	5.4375
May 25, 2014	June 25, 2014	64,105,825.46	5.4375
June 25, 2014	July 25, 2014	63,249,546.75	5.4375
July 25, 2014	August 25, 2014	62,404,300.98	5.4375
August 25, 2014	September 25, 2014	61,569,948.29	5.4375
September 25, 2014	October 25, 2014	60,746,350.57	5.4375
October 25, 2014	November 25, 2014	59,933,371.48	5.4375
November 25, 2014	December 25, 2014	59,130,876.37	5.4375
December 25, 2014	January 25, 2015	58,338,732.27	5.4375
January 25, 2015	February 25, 2015	57,556,807.92	5.4375
February 25, 2015	March 25, 2015	56,784,973.69	5.4375
March 25, 2015	April 25, 2015	56,023,101.58	5.4375
April 25, 2015	May 25, 2015	55,271,065.21	5.4375
May 25, 2015	June 25, 2015	54,528,739.77	5.4375
June 25, 2015	July 25, 2015	53,796,002.06	5.4375
July 25, 2015	August 25, 2015	53,072,730.39	5.4375
August 25, 2015	September 25, 2015	52,358,804.62	5.4375
September 25, 2015	October 25, 2015	51,654,106.12	5.4375
October 25, 2015	November 25, 2015	50,958,517.76	5.4375
November 25, 2015	December 25, 2015	50,271,923.87	5.4375
December 25, 2015	January 25, 2016	49,594,210.25	5.4375
January 25, 2016	February 25, 2016	48,925,264.13	5.4375
February 25, 2016	March 25, 2016	48,264,974.16	5.4375
March 25, 2016	April 25, 2016	47,613,230.40	5.4375
April 25, 2016	May 25, 2016	46,969,924.27	5.4375
May 25, 2016	June 25, 2016	46,334,948.60	5.4375
June 25, 2016	July 25, 2016	45,708,197.53	5.4375
July 25, 2016	August 25, 2016	45,089,566.55	5.4375
August 25, 2016	September 25, 2016	44,478,952.47	5.4375
September 25, 2016	October 25, 2016	43,876,253.38	5.4375
October 25, 2016	November 25, 2016	43,281,368.68	5.4375
November 25, 2016	December 25, 2016	42,667,266.33	5.4375
December 25, 2016	January 25, 2017	42,060,119.03	5.4375
January 25, 2017	February 25, 2017	41,461,004.12	5.4375
February 25, 2017	March 25, 2017	40,869,818.54	5.4375
March 25, 2017	April 25, 2017	40,286,460.57	5.4375
April 25, 2017	May 25, 2017	39,710,829.75	5.4375
May 25, 2017	June 25, 2017	39,142,826.89	5.4375
June 25, 2017	July 25, 2017	38,582,354.08	5.4375
July 25, 2017	August 25, 2017	38,029,314.62	5.4375
August 25, 2017	September 25, 2017	37,483,613.05	5.4375
September 25, 2017	October 25, 2017	36,945,155.11	5.4375
October 25, 2017	November 25, 2017	36,413,847.74	5.4375
November 25, 2017	December 25, 2017	35,889,599.05	5.4375
December 25, 2017	January 25, 2018	35,372,318.33	5.4375
January 25, 2018	February 25, 2018	34,861,916.00	5.4375
February 25, 2018	March 25, 2018	34,358,303.62	5.4375
March 25, 2018	April 25, 2018	33,861,393.87	5.4375
April 25, 2018	May 25, 2018	33,371,100.55	5.4375
May 25, 2018	June 25, 2018	32,887,338.52	5.4375
June 25, 2018	July 25, 2018	32,410,023.74	5.4375
July 25, 2018	August 25, 2018	31,939,073.25	5.4375
August 25, 2018	September 25, 2018	31,474,405.10	5.4375
September 25, 2018	October 25, 2018	31,015,938.41	5.4375
October 25, 2018	November 25, 2018	30,563,593.32	5.4375
November 25, 2018	December 25, 2018	30,117,290.98	5.4375
December 25, 2018	January 25, 2019	29,676,953.52	5.4375
January 25, 2019	February 25, 2019	29,242,504.10	5.4375
February 25, 2019	March 25, 2019	28,813,866.81	5.4375
March 25, 2019	April 25, 2019	28,390,966.72	5.4375
April 25, 2019	May 25, 2019	27,973,729.86	5.4375
May 25, 2019	June 25, 2019	27,562,083.19	5.4375
June 25, 2019	July 25, 2019	27,155,954.58	5.4375
July 25, 2019	August 25, 2019	26,755,272.84	5.4375
August 25, 2019	September 25, 2019	26,359,967.68	5.4375
September 25, 2019	October 25, 2019	25,969,969.68	5.4375
October 25, 2019	November 25, 2019	25,585,210.33	5.4375
November 25, 2019	December 25, 2019	25,205,621.96	5.4375
December 25, 2019	January 25, 2020	24,831,137.78	5.4375